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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY
Investment Company Act file number 811-06472
Invesco Van Kampen Trust for Insured Municipals
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)
Colin D. Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 10/31
Date of reporting period: 01/31/11

Item 1. Schedule of Investments.

Invesco Van Kampen Trust for Insured
Municipals
Quarterly Schedule of Portfolio Holdings
January 31, 2011

invesco.com/us	VK-CE-TIMUNI-QTR-1 01/11	Invesco Advisers, Inc.

Schedule of Investments
January 31, 2011
(Unaudited)

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations 168.23%

Alabama — 3.93%

Alabama (State of) Drinking Water Finance Authority (Revolving Fund);
Series 2002 A, RB (INS-AMBAC) (a)	5.13%	08/15/16	$915	$934,535

Series 2002 A, RB (INS-AMBAC) (a)	5.25%	08/15/18	1,380	1,401,694

Bessemer Governmental Utility Services Corp.; Series 2008 A, Ref. Water Supply RB (INS-AGL) (a)(b)	5.00%	06/01/39	525	491,059

Birmingham (City of) Airport Authority; Series 2010, Airport RB (INS-AGM) (a)	5.25%	07/01/30	800	780,472

Health Care Authority for Baptist Health (The); Series 2009 A, RB (c)(d)	6.13%	05/15/12	500	519,740

Selma (City of) Industrial Development Board (Gulf Opportunity Zone); Series 2009 A, RB	6.25%	11/01/33	500	500,940

				4,628,440

Arizona — 2.07%

Arizona (State of) Transportation Board;
Series 2008 B, Highway RB (b)	5.00%	07/01/25	430	445,196

Series 2008 B, Highway RB (b)	5.00%	07/01/26	645	661,235

Maricopa (County of) Industrial Development Authority (Catholic Healthcare West); Series 2009 C, Health Facilities RB (c)(d)	5.00%	07/01/14	575	614,284

Phoenix Industrial Development Authority (Career Success Schools Project); Series 2009, Education RB	7.00%	01/01/29	735	721,719

				2,442,434

California — 15.19%

California (State of) Department of Water Resources (Central Valley);
Series 2008 AE, Water RB (b)	5.00%	12/01/24	200	209,830

Series 2008 AE, Water RB (b)	5.00%	12/01/25	225	233,613

Series 2008 AE, Water RB (b)	5.00%	12/01/26	225	231,028

Series 2008 AE, Water RB (b)	5.00%	12/01/27	150	152,708

Series 2008 AE, Water RB (b)	5.00%	12/01/28	225	227,671

California (State of) Housing Finance Agency;
Series K 2008, Home Mortgage RB (f)	5.30%	08/01/23	1,000	970,670

Series K 2008, Home Mortgage RB (f)	5.45%	08/01/28	1,000	967,600

California Statewide Communities Development Authority (Pooled Financing); Series 2004 A, Water & Wastewater RB (INS-AGM) (a)	5.25%	10/01/19	1,565	1,671,608

Coachella Redevelopment Agency (Merged Project Areas); Series 2006 A, Sub. Tax Allocation RB (INS-AMBAC) (a)	5.25%	09/01/36	3,390	2,748,002

Hesperia (City of) Public Financing Authority (Redevelopment & Housing); Series 2007 A, Tax Allocation RB (INS-SGI) (a)	5.00%	09/01/37	700	477,477

Metropolitan Water District of Southern California; Series 2005 A, Water Works RB (INS-AGM) (a)	5.00%	07/01/35	1,000	989,530

Sacramento (City of) Financing Authority; Series 2005 A, Tax Allocation RB (INS-NATL/FGIC) (a)	5.00%	12/01/34	3,000	2,413,440

Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS-AGM) (a)(c)(d)	3.50%	05/31/13	1,000	997,410

University of California (Limited); Series 2005 B, RB (INS-AGM) (a)	5.00%	05/15/30	2,000	1,946,740

Vernon (City of); Series 2009 A, Electric System RB	5.13%	08/01/21	550	552,370

West Contra Costa Unified School District;
Series 2005, Unlimited Tax GO Bonds (INS-NATL/FGIC) (a)(h)	0.00%	08/01/25	1,485	542,099

Series 2005, Unlimited Tax GO Bonds (INS-NATL/FGIC) (a)(h)	0.00%	08/01/26	1,350	450,333

West Sacramento (City of) Financing Authority; Series 2006 A, Special Tax RB (INS-SGI) (a)	5.00%	09/01/26	2,500	2,113,050

				17,895,179

Colorado — 3.77%

Colorado (State of) Health Facilities Authority (Catholic Health); Series 2006 C5, RB (INS-AGM) (a)(b)	5.00%	09/01/36	1,200	1,106,496

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Insured Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Colorado Educational & Cultural Facilities Authority (Charter School Challenge Project); Series 2007, Ref. RB (INS-CIFG) (a)	5.00%	06/01/37	$2,500	$2,242,325

Denver (City of) Convention Center Hotel Authority; Series 2006, Ref. Sr. RB (INS-SGI) (a)	5.00%	12/01/35	1,400	1,089,998

				4,438,819

Connecticut — 0.95%

Connecticut (State of) Development Authority (Aquarion Water Company Project); Series 2007, Ref. RB (INS-SGI) (a)(f)	5.10%	09/01/37	1,375	1,121,711

District of Columbia — 1.41%

District of Columbia (Sibley Memorial Hospital); Series 2009, Hospital RB	6.50%	10/01/29	1,000	1,042,220

District of Columbia Water & Sewer Authority;
Series 2008 A, Ref. Public Utility Sub. Lien RB (INS-AGC) (a)(b)	5.00%	10/01/29	250	251,328

Series 2008 A, Ref. Public Utility Sub. Lien RB (INS-AGC) (a)(b)	5.00%	10/01/34	375	368,085

				1,661,633

Florida — 18.89%

Citizens Property Insurance Corp. (High Risk Account); Series 2010 A-1, Sr. Sec. RB	5.00%	06/01/14	1,000	1,047,850

Escambia (County of) Health Facilities Authority (Florida Health Care Facility Loan Veterans Health Administration Program); Series 2000, Healthcare Facility RB (INS-AMBAC) (a)	5.95%	07/01/20	160	162,456

Florida (State of) Board of Education; Series 2007 B, Lottery RB (INS-BHAC/NATL) (a)	5.00%	07/01/27	6,000	6,014,460

Hillsborough (County of) Aviation Authority;
Series 2008 A, RB (INS-AGL) (a)(b)(f)	5.38%	10/01/33	250	234,725

Series 2008 A, RB (INS-AGL) (a)(b)(f)	5.50%	10/01/38	550	516,566

Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2008 A, RB (INS-BHAC) (a)	5.50%	04/01/38	1,370	1,373,247

Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB (INS-AGC) (a)	5.00%	07/01/35	720	680,220

Miami-Dade (County of) Miami International Airport;
Series 2002, Aviation RB (INS-AGC/FGIC) (a)(f)	5.38%	10/01/27	2,000	1,986,800

Series 2004, Aviation RB (INS-AGC/FGIC) (a)(f)	4.75%	10/01/36	1,030	867,724

Series 2005, Aviation RB (INS-AGC/CIFG) (a)(f)	5.00%	10/01/38	790	688,706

Miami-Dade (County of); Series 2010, Water & Sewer System RB (INS-AGM) (a)	5.00%	10/01/39	1,000	940,550

Orange (County of) Health Facilities Authority (Orlando Regional Healthcare System); Series 2007 A-1, VRD Hospital RB (INS-AGM) (a)(e)	0.32%	10/01/41	2,650	2,650,000

Palm Beach (County of) Solid Waste Authority; Series 2009, Improvement RB (INS-BHAC) (a)(b)	5.50%	10/01/23	750	795,000

Pasco (County of); Series 1998, Solid Waste Disposal & Resource Recovery System RB (a)(f)(g)	6.00%	04/01/11	2,000	2,016,660

Port St. Lucie (City of) (Southwest Annexation District); Series 2007 B-1, Special Assessment RB (INS-NATL) (a)	5.00%	07/01/33	1,500	1,257,195

Putnam (County of) Development Authority (Seminole); Series 2007 A, Ref. PCR (INS-AMBAC) (a)(c)(d)	5.35%	05/01/18	1,000	1,028,880

				22,261,039

Georgia — 4.85%

Atlanta (City of); Series 2010 A, General Airport RB (INS-AGM) (a)	5.00%	01/01/35	2,000	1,890,620

Newton (County of) Industrial Development Authority (GPC Foundation Real Estate Newton, LLC Academic Building — Newton Campus); Series 2005, RB (INS-CIFG) (a)	5.00%	06/01/34	2,000	1,799,000

Private College & Universities Authority (Emory University); Series 2009 B, RB (b)	5.00%	09/01/29	2,000	2,031,300

				5,720,920

Hawaii — 2.72%

Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc.);
Series 1999 D, Special Purpose RB (INS-AMBAC) (a)(f)	6.15%	01/01/20	1,250	1,250,250

Series 1999 C, Special Purpose RB (INS-AMBAC) (a)(f)	6.20%	11/01/29	2,000	1,954,300

				3,204,550

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Insured Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois — 14.38%

Bolingbrook (Village of); Series 1999 B, Unlimited Tax GO Bonds (INS-NATL) (a)(h)	0.00%	01/01/32	$725	$181,939

Chicago (City of) Board of Education; Series 2008 C, Ref. Unlimited Tax GO Bonds (INS-AGM) (a)(b)	5.00%	12/01/27	1,925	1,823,091

Chicago (City of) Park District; Series 2001A, Limited Tax GO Bonds (INS-NATL/FGIC) (a)	5.50%	01/01/18	155	155,521

Chicago (City of);
Series 2000 C, Ref. Unlimited Tax Go Bonds (INS-NATL/FGIC) (a)	5.50%	01/01/40	1,120	1,032,707

Series 2008 A, Unlimited Tax GO Bonds (INS-AGL) (a)(b)	5.25%	01/01/24	1,000	987,500

Series 2008 A, Unlimited Tax GO Bonds (INS-AGL) (a)(b)	5.25%	01/01/25	1,000	976,330

Chicago (City of) (O’Hare International airport); Series 2003 B, Third Lien International Airport RB (INS-AGM) (a)(b)(f)	5.75%	01/01/22	5,000	5,096,950

Illinois (State of) Educational Facilities Authority (Robert Morris College); Series 2000, RB (INS-NATL) (a)	5.80%	06/01/30	1,000	937,570

Illinois (State of) Finance Authority (Resurrection Healthcare); Series 1999 A, RB (INS-AGM) (a)	5.50%	05/15/24	3,000	3,006,870

Illinois (State of) Finance Authority (Sherman Health Systems); Series 2007 A, RB	5.50%	08/01/37	1,000	838,120

Kendall Kane & Will (Counties of) Community Unit School District No 308; Series 2001, Unlimited Tax Go Bonds (INS-NATL/FGIC) (a)	5.50%	10/01/12	1,260	1,293,579

Railsplitter Tobacco Settlement Authority; Series 2010, RB	5.50%	06/01/23	650	617,558

				16,947,735

Indiana — 5.02%

Indiana (State of) Health & Educational Facilities Financing Authority (Ascension Health Senior Credit); Series 2006 B-6, RB (b)	5.00%	11/15/36	4,600	4,110,330

New Albany Floyd (County of) School Building Corp. (Floyd County); Series 2005, Ref. First Mortgage RB (INS-AGM) (a)	5.00%	07/15/25	1,800	1,802,808

				5,913,138

Iowa — 1.24%

Iowa (State of) Finance Authority; Series 2008 A, Health Facilities RB (INS-AGL) (a)	5.25%	08/15/29	1,500	1,459,260

Kentucky — 4.33%

Kentucky (State of) Economic Development Finance Authority (Louisville Arena); Series 2008 A-1, RB (INS-AGL) (a)	6.00%	12/01/42	1,000	1,015,650

Louisville & Jefferson (County of) Metropolitan Government (Norton Healthcare Inc.); Series 2006, Health System RB	5.00%	10/01/30	2,750	2,391,785

Louisville & Jefferson (County of) Visitors and Convention Commission (International Convention); Series 2004 B, Ref. RB (INS-AGM) (a)(e)	0.29%	12/01/22	1,700	1,700,000

				5,107,435

Louisiana — 1.63%

Lafayette (City of) Public Trust Financing Authority (Ragin Cajun Facilities, Inc. Housing & Parking); Series 2010, RB (INS-AGM) (a)	5.50%	10/01/35	960	935,270

Louisiana (State of) Citizens Property Insurance Corp.; Series 2006 B, Assessment RB (INS-AMBAC) (a)	5.00%	06/01/20	1,000	990,240

				1,925,510

Michigan — 3.93%

Detroit (City of) (Sewage Disposal System); Series 2003 B, Sr. Lien RB (INS-AGM) (a)	7.50%	07/01/33	1,250	1,450,362

Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/48	3,000	2,016,660

Monroe (County of) Economic Development Corp. (College Detroit Ddison Co.); Series 1992 AA, Ref. Limited Tax GO Bonds (INS-NATL/FGIC) (a)	6.95%	09/01/22	1,000	1,159,600

				4,626,622

Minnesota — 0.46%

Minneapolis (City of) (Fairview Health Services); Series 2008 A, Healthcare System RB	6.38%	11/15/23	500	544,530

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Insured Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Missouri — 2.19%

Missouri (State of) Housing Development Commission (Multifamily Housing Brookstone); Series 1996 A, RB (f)	6.00%	12/01/16	$350	$350,497

Missouri (State of) Housing Development Commission (Multifamily Housing Truman Farm); Series 1996 A, RB (INS-AGM) (a)(d)(f)	5.75%	10/01/11	125	125,388

Missouri (State of) Joint Municipal Electric Utility Commission (Plum Point Project); Series 2006, RB (INS-NATL) (a)	5.00%	01/01/21	1,000	1,006,670

Nixa (City of); Series 2005, Electric System RB, (INS-SGI) (a)	5.00%	04/01/25	1,175	1,095,147

				2,577,702

Nebraska — 2.85%

Nebraska (State of) Municipal Energy Agency; Series 2009 A, Ref. & Power Supply System RB (INS-BHAC) (a)	5.13%	04/01/29	1,000	1,010,500

Nebraska (State of) Investment Finance Authority (Housing Summit Club Apartments Project); Series 1997, Multifamily Housing RB (c)(f)	5.70%	03/18/11	430	430,985

Nebraska (State of) Public Power District; Series 2007 B, RB (INS-AGM/BHAC) (a)	5.00%	01/01/37	2,000	1,919,960

				3,361,445

Nevada — 5.14%

Clark (County of) (Las Vegas McCarran International Airport); Series 2010 A, Passenger Facility Charge RB (INS-AGM) (a)	5.25%	07/01/39	1,000	929,040

Clark (County of) (Southwest Gas Corp.); Series 2004 A, IDR (INS-AMBAC) (a)(f)	5.25%	07/01/34	4,000	3,592,640

Nevada (State of) (Municipal Bond Bank Projects R9A Thru R13F); Series 2005, Limited Tax GO Bonds (INS-AGM) (a)	5.00%	12/01/23	1,500	1,537,380

				6,059,060

New Hampshire — 1.24%

Manchester (City of); Series 2009 A, Ref. General Airport RB (INS-AGM) (a)	5.13%	01/01/30	1,000	942,190

New Hampshire (State of) Business Finance Authority (United Illuminating Co.); Series 2009 A, Ref. PCR (c)(d)(f)	6.88%	02/01/12	500	521,270

				1,463,460

New Jersey — 3.29%

New Jersey (State of) Economic Development Authority (School Facilities); Series 2007 U, RB (INS-AGM) (a)(b)	5.00%	09/01/32	3,000	2,974,440

New Jersey (State of) Health Care Facilities Financing Authority (Saint. Peter’s University Hospital Obligation); Series 2007, RB	5.75%	07/01/37	1,000	897,750

				3,872,190

New Mexico — 0.31%

New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008 A, Hospital RB (b)	6.38%	08/01/32	350	367,084

New York — 2.96%

New York (State of) Dormitory Authority (The City of New York Issue); Series 2005 A, Court Facilities Lease RB (INS-AMBAC) (a)	5.50%	05/15/28	600	607,308

Port Authority of New York & New Jersey (JFK International Air Terminal, LLC); Series 1997, Special Obligation RB (INS-NATL) (a)(f)	5.75%	12/01/25	3,000	2,881,230

				3,488,538
North Carolina — 2.60%

Brunswick (County of); Series 2004 A, Enterprise System RB (INS-AGM) (a)	5.25%	04/01/24	1,585	1,671,224

North Carolina (State of) Turnkpike Authority; Series 2009 A, Expressway System RB (INS-AGL) (a)	5.13%	01/01/24	1,355	1,390,393

				3,061,617

Ohio — 6.40%

Erie (County of) (Firelands Regional Medical Center); Series 2002 A, Hospital Facilities RB	5.63%	08/15/32	1,000	883,500

Lorain (County of) (Catholic Healthcare Partners);
Series 2003 C-1, Ref. Hospital RB (INS-AGM) (a)(b)	5.00%	04/01/24	775	771,249

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Insured Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Series 2006 A, Hospital RB (INS-AGM) (a)(b)	5.00%	02/01/24	$725	$721,781

Series 2006 B, Hospital RB (INS-AGM) (a)(b)	5.00%	02/01/24	750	746,670

New Albany Community Authority; Series 2001 B, Community Facilities RB (INS-AMBAC) (a)	5.50%	10/01/17	1,000	1,016,330

Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 C, Ref. PCR	5.63%	06/01/18	1,000	1,053,010

Ohio (State of) Building Authority (Administration Building Fund); Series 2002, RB (a)(i)	5.50%	04/01/12	1,715	1,815,139

Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR (c)(d)	5.88%	06/01/16	500	533,900

				7,541,579

Oklahoma — 1.10%

Tulsa Airports Improvement Trust; Series 2000 A, RB (INS-NATL/FGIC) (a)(f)	6.00%	06/01/20	1,250	1,291,350

Pennsylvania — 4.21%

Allegheny (County of) Hospital Development Authority (Pittsburgh Mercy Health System); Series 1996, RB (INS-AMBAC) (a)(g)	5.63%	08/15/26	2,000	2,122,480

Philadelphia Redevelopment Authority (Neighborhood Transformation); Series 2002 A, RB (INS-NATL/FGIC) (a)	5.50%	04/15/22	2,300	2,348,323

Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS-AGM) (a)	5.00%	02/01/31	500	488,265

				4,959,068

Rhode Island — 0.96%

Rhode Island (State of) Economic Development Corp.; Series 1994 A, Airport RB (INS-AGM) (a)(f)	7.00%	07/01/14	1,070	1,133,087

South Carolina — 7.87%

Dorchester (County of) School District No 2 (Growth); Series 2006, Installment Purchase RB (INS-AGL) (a)	5.00%	12/01/29	4,000	3,881,000

South Carolina (State of) Jobs-Economic Development Authority (Anmed Health); Series 2009 B, Ref. & Improvement Hospital RB (INS-AGL) (a)	5.38%	02/01/29	1,000	987,520

South Carolina (State of) Jobs-Economic Development Authority (Electric & Gas Co.); Series 2002 B, IDR (INS-AMBAC) (a)(f)	5.45%	11/01/32	3,750	3,400,425

South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2003 A, Ref. Hospital Facilities RB	6.25%	08/01/31	1,000	1,006,410

				9,275,355

South Dakota — 1.20%

South Dakota (State of) Health & Educational Facilities Authority (Vocational Education Program);
Series 1998 A, RB (INS-AMBAC) (a)	5.40%	08/01/13	405	411,804

Series 2008, RB (INS-AGL) (a)	5.50%	08/01/38	1,000	1,006,710

				1,418,514

Tennessee — 0.84%

Shelby (County of) Health Educational & Housing Facilities Board (Methodist Healthcare); Series 2004 B, RB (INS-AGM) (a)(b)	5.25%	09/01/27	1,000	991,760

Texas — 22.46%

Dallas (City of) Civic Center Convention Complex; Series 2009, Ref. & Improvement RB (INS-AGL) (a)	5.00%	08/15/19	1,000	1,051,030

Dallas-Fort Worth (Cities of) International Airport Facilities Improvement Corp.;
Series 2001 A, Ref. & Improvement RB (INS-BHAC/FGIC) (a)(f)	5.50%	11/01/31	5,000	4,776,350

Series 2001 A, Ref. & Improvement RB (INS-NATL/FGIC) (a)(f)	5.88%	11/01/17	2,000	2,060,280

Series 2001 A, Ref. & Improvement RB (INS-NATL/FGIC) (a)(f)	5.88%	11/01/18	1,500	1,545,210

El Paso (County of) Hospital District;
Series 2008 A, Limited Tax GO Bonds (INS-AGL) (a)	5.00%	08/15/28	2,000	1,975,820

Series 2008 A, Limited Tax GO Bonds (INS-AGL) (a)(b)	5.00%	08/15/37	1,350	1,280,664

Harris (County of) (Toll Road); Series 2009 A, Sr. Lien RB (b)	5.00%	08/15/32	1,500	1,471,845

Houston (City of) (Combined Utility System); Series 2007 A, Ref. First Lien RB (INS-AGM) (a)(b)	5.00%	11/15/36	2,025	1,983,164

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Insured Municipals

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Judson Independent School District (School Building); Series 2008, Unlimited Tax GO Bonds (INS-AGL) (a)(b)	5.00%	02/01/37	$1,000	$959,970

Laredo Independent School District Public Facility Corp.;
Series 2004 A, Lease RB (INS-AMBAC) (a)	5.00%	08/01/29	500	479,040

Series 2004 C, Lease RB (INS-AMBAC) (a)	5.00%	08/01/29	1,000	958,080

Tarrant (County of) Cultural Education Facilities Finance Corp. (Christus Health); Series 2008 A, Ref. RB (INS-AGL) (a)	6.50%	07/01/37	1,000	1,025,700

Tarrant (County of) Health Facilities Development Corp. (Cook Children’s Medical Center); Series 2007 B, Ref. Hospital RB (INS-AGM) (a)	5.00%	12/01/30	925	882,940

Texas (State of) Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Managed Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/39	400	400,628

Texas (State of) Transportation Commission (Central Texas Turnpike System); Series 2009, Ref. Turnpike System RB (c)(d)	5.00%	02/15/13	1,000	1,001,100

Texas (State of) Turnpike Authority; Series 2002 A, First Tier RB (INS-AMBAC) (a)	5.50%	08/15/39	5,000	4,618,700

				26,470,521

Utah — 3.44%

Utah (State of) Housing Corp.; Series 2007 E-1-CL I, Single Family Mortgage RB (b)(f)	5.25%	01/01/39	4,030	4,051,802

Virginia — 1.27%

Harrisonburg Redevelopment & Housing Authority (Greens of Salem Run Project); Series 1997, Multi-family Housing RB (INS-AGM) (a)(f)	6.20%	04/01/17	1,495	1,496,824

Washington — 10.13%

Chelan (County of) Public Utility District No 1 (Hydro); Series 2001, Consolidated RB (INS-BHAC/NATL) (a)(d)(f)	5.60%	01/01/36	2,000	1,925,860

Spokane (County of) School District No 363 West Valley; Series 2004, Unlimited Tax Go Bonds (INS-NATL/FGIC) (a)	5.25%	12/01/21	2,760	2,967,911

Washington (State of) Health Care Facilities Authority (Multicare Health System);
Series 2007 B, RB (INS-AGM) (a)	5.50%	08/15/38	4,000	3,838,480

Series 2007 D, RB (INS-AGM) (a)(e)	0.27%	8/15/41	3,200	3,200,000

				11,932,251

Wisconsin — 3.00%

Wisconsin (State of) Housing & Economic Development Authority;
Series 2008 A, Home Ownership RB (b)(f)	5.30%	09/01/23	1,000	1,017,729

Series 2008 A, Home Ownership RB (b)(f)	5.50%	09/01/28	805	807,156

Wisconsin (State of); Series 2004, Ref. Unlimited Tax GO Bonds (INS-NATL/FGIC) (a)	5.25%	05/01/22	1,610	1,708,933

				3,533,818

TOTAL INVESTMENTS (j) — 168.23% (Cost $206,721,599)				198,245,980

Floating Rate Note and Dealer Trusts Obligations Related to Securities Held(k) — (20.02)%

Notes with interest rates ranging from 0.29% to 0.44% at 1/31/2010 and contractual maturities of collateral ranging from 01/01/22 to 06/01/39 (See Note 1D)				(23,595,000)

OTHER ASSETS LESS LIABILITIES — 1.43%				1,690,058

PREFERRED SHARES — (49.64)%				(58,500,000)

NET ASSETS APPLICABLE TO COMMON SHARES — 100.00%				$117,841,038

Investment Abbreviations:

AGC	— Assured Guaranty Corp.
AGL	— Assured Guaranty Ltd.
AGM	— Assured Guaranty Municipal Corp.
AMBAC	— American Municipal Bond Assurance Corp.*
BHAC	— Berkshire Hathaway Assurance Corp.
CIFG	— CIFG Assurance North America, Inc.
COP	— Certificates of Participation
FGIC	— Financial Guaranty Insurance Co.
GO	— General Obligation
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Insured Municipals

IDR	— Industrial Development Revenue Bonds
INS	— Insurer
NATL	— National Public Finance Guarantee Corp.
PCR	— Pollution Control Revenue Bonds
RB	— Revenue Bonds
Ref.	— Refunding
SGI	— Syncora Guarantee Inc.
Sr.	— Senior
Sub.	— Subordinate
VRD	— Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.

(b)	Underlying security related to Special Purpose Trusts entered into by the Trust. See Note 1D.

(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2011.

(e)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2011.

(f)	Security subject to the alternative minimum tax.

(g)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(h)	Capital appreciation bond. Security traded on a discount basis.

(i)	Advance refunded.

(j)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp	27.82%
American Municipal Bond Assurance Corp.*	12.89
Assured Guaranty Ltd.	10.36
Berkshire Hathaway Assurance Corp.	8.99
Financial Guaranty Insurance Co.	13.42
National Public Finance Guarantee Corp.	16.73

(k)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at January 31, 2011. At January 31, 2011, the Trust’s investments with a value of $39,095,355 are held by by Special Purpose Trusts established by a Broker Dealer (“Dealer Trusts”) and serve as collateral for the $23,595,000 in the floating rate note obligations outstanding at that date.

*	Ambac filed for bankruptcy on November 8, 2010.
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Trust for Insured Municipals

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2011
(Unaudited)
NOTE 1 — Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
     Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
     Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
     Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Inverse Floating Rate Obligations — The Trust may invest in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Trust. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively
Invesco Van Kampen Trust for Insured Municipals

stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Trust to Special Purpose Trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate obligations. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts.
     TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.
     The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note and dealer trust obligations on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts under the caption Interest expense on the Statement of Operations.
     The Trust generally invest in inverse floating rate obligations that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate obligations are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate investments. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
E.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
F.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
     Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
     There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
NOTE 2 — Additional Valuation Information
     Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to
Invesco Van Kampen Trust for Insured Municipals

significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
          The following is a summary of the tiered valuation input levels, as of January 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
          During three months ended January 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$198,245,980	$—	$198,245,980

NOTE 3 — Investment Securities
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during three months ended January 31, 2011 was $5,578,131 and $6,389,637, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$3,045,185

Aggregate unrealized (depreciation) of investment securities	(11,313,806)

Net unrealized appreciation (depreciation) of investment securities	$(8,268,621)
`
Cost of investments for tax purposes is $206,514,601.
Invesco Van Kampen Trust for Insured Municipals

Item 2. Controls and Procedures.
(a)	As of March 21, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2011, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Trust for Insured Municipals

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: April 1, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: April 1, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: April 1, 2011

EXHIBIT INDEX
Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.